SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2012

MISSION COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	333-12892	77-0559736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3380 South Higuera Street, San Luis Obispo, CA 93401
(Address of principal executive offices)
(Zip code)

(805) 782-5000
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 22, 2012 Mission Community Bancorp (the "Company") held its Annual Meeting of Shareholders, with the following matter being approved:

Election of Directors.  The following fourteen persons were elected to serve on the Board of Directors until the 2013 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld
George H. Andrews	7,027,448	3,114
James W. Brabeck	7,020,451	10,111
Bruce M. Breault	7,027,648	2,914
William B. Coy	7,027,598	2,964
Tom L. Dobyns	7,027,448	3,114
Howard N. Gould	7,027,448	3,114
Maryam Hamzeh	7,026,948	3,614
Richard Korsgaard	7,027,648	2,914
James W. Lokey	7,027,448	3,114
Bonnie D. Murphy	7,027,648	2,914
Harry H. Sackrider	7,027,648	2,914
Gary E. Stemper	7,027,648	2,914
Brooks W. Wise	7,027,648	2,914
Stephen P. Yost	7,027,648	2,914

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2012	MISSION COMMUNITY BANCORP

	By:	/s/ Mark R. Ruh
Mark R. Ruh, EVP/CFO